NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

CONVERTIBLE SECURED PROMISSORY NOTE AND LOAN AGREEMENT

April 9, 2012

FOR  VALUE  RECEIVED,  GREEN  POLKADOT  BOX  INCORPORATED,  a

Nevada corporation whose address is 629 East Quality Drive, Suite 103, American Fork,

Utah 84003 (the “Company”), promises to pay to WILLIAM ROBERTS, whose address is 6529 79th Place, Cabin John, Maryland 20818, or his registered assigns (the “Holder”), and the parties agree as hereinafter set forth:

Section 1. Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note, (i) capitalized terms not otherwise defined herein shall have the meanings set forth herein, and (ii) the following terms shall have the following meanings:

1.1      “Account” shall mean the Company’s bank account as follows:

Bank:

Central Bank

Bank Address:

1 North Main, Spanish Fork, UT 84660

ABA Number:

124300327

Account Name:

The Green Polkadot Box

Account Number:    61124723

1.2 “Bankruptcy Event ” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1 -02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant

Subsidiary  thereof,  (b)  there  is  commenced  against  the  Company  or  any  Significant

Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant

Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

1.3

“Business Day”   means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Utah are authorized or required by law or other governmental action to close.

1.4

“Conversion Price”   means the Public Stock Price less a discount equal to 25% of the Public Stock Price.

1.5

“Interest” shall mean the sum accruing on the Principal at the rate of 12% per annum as more fully set forth in Section 3 below.

1.6

“Issue Date” means the date of the first issuance of the Note set forth on the cover page of this Note, regardless of any transfers of the Note and regardless of the number of instruments which may be issued to evidence such Note.

1.7

“Maturity Date” shall mean April 9, 2014.

1.8

“Notice of Conversion” means the written notice sent to the Company by the Holder pursuant to which the Holder notifies the Company that he desires to convert all or any portion of the Principal of or accrued but unpaid Interest on this Notice into shares of Common Stock of the Company.

1.9

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.10

“Principal”  shall  mean  the  total  of  advances  by  the  Holder  to  the

Company, wired to the Account in accordance with the following schedule:

Principal Advance	Date of Advance
$300,000.00	April 9, 2012
$50,000.00	(determined as set forth in Section 2 below)
$50,000.00	(determined as set forth in Section 2 below)
$50,000.00	(determined as set forth in Section 2 below)
$50,000.00	(determined as set forth in Section 2 below)
$500,000.00

1.11

“Public  Stock  Price”  means  the  average  closing  price  of  the  Company’s Common Stock for the 10 Business Days immediately prior to the date of the Notice of Conversion sent by the Holder to the Company in accordance with the terms of this Note.

1.12

“Securities Act”  means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Loan Advances by the Holder. The parties acknowledge that the Holder has advanced the Principal sum of $300,000.00 as of the date of this Note. The Holder agrees to advance additional amounts to the Company under the terms of this Note in increments of $50,000.00 upon 10 Business Days’ written notice from the Company

(“Additional Advances”) up to a maximum of $500,000.00 in Principal ($200,000.00 in Additional Advances”). Interest on such Additional Advances shall accrue from the date such Additional Advances are wired to the Company by the Holder. The parties agree to memorialize such Additional Advance by amendment of the schedule set forth in Section 1.9 above.

Section 3.      Interest.

3.1

Accrual and Payment of Interest. Interest on the aggregate unconverted and then outstanding principal amount of this Note shall accrue and be payable at 12% per annum (“Interest”) on the Principal from the date of this Note as to the initial advance of $300,000.00 in Principal and on any additional Principal from the date of any Additional Advances. Except as otherwise set forth herein, Interest shall be payable on the aggregate unconverted and then outstanding Principal amount of this Note in arrears on the first Business Day of each month commencing on May 1, 2012 for the previous calendar month.

3.2

Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid Interest, and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

Section 4.      Maturity.

4.1

Payment at Maturity. The Company agrees to pay the total Principal advanced, as set forth in Section 1.9 above on (the Maturity Date or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay any accrued but unpaid Interest to the Holder in accordance with the provisions hereof.

4.2

Demand to Accelerate. The Maturity Date of this Note may be advanced on demand by the Holder by giving the Company 90 days’ written notice, at which time all Principal and accrued but unpaid Interest shall be due and payable (the “Demand Maturity Date”).

4.3 Prepayment. The Company may prepay all or any portion of this Note prior to the Maturity Date; however, if the Company elects to pre-pay this Note prior to the Maturity Date, other than on a Demand Maturity Date, the Company agrees to pay Interest calculated through the Maturity Date. In the event of a Demand Maturity Date, the Company shall pay only the Interest accrued through such Demand Maturity Date.

Section 5.      Registration of Transfers and Exchanges.

5.1 Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder upon surrendering the same. No service charge will be payable for such registration of transfer or exchange.

5.2

Investment Representations. This Holder represents and warrants that he is an “accredited investor,” as that term is defined in Regulation D promulgated under the Securities Act.

5.3

Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 6.      Security.  This  Note  is  secured  as  set  forth  in  that  certain  Security

Agreement entered into simultaneously with this Note, a copy of which is attached hereto and incorporated herein by the reference as Exhibit “A” (the “Security Agreement”).

Section 7.      Conversion of Note. Any portion of the Principle of this Note and any portion of the accrued but unpaid Interest on this Note are convertible into shares of

Common Stock (the “Conversion Shares”) of the Company at any time prior to the Maturity Date, at the sole option of the Holder upon delivery of written notice (the “Conversion Notice”) by the Holder to the Company. The Conversion Notice shall state the amount of Principal and Interest the Holder desires to convert. The number of

Conversion Shares issuable to the Holder shall be the total of the Principal and Interest to be converted, as stated in the Conversion Notice, divided by the Conversion Price.

Section 8.      Events of Default.

8.1 “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) a default in the payment of the principal amount of this Note or any accrued Interest on this Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) which default is not cured within five Business Days following such due date;

(ii) the Company shall fail to observe or perform any other covenant or agreement contained in this Note or the Security Agreement, which failure is not cured, if possible to cure, within 20 Business Days after notice of such failure sent by the Holder or by any other Holder to the Company; or

(iii) the Company shall be subject to a Bankruptcy Event.

8.2

Remedies Upon Event of Default. Upon the occurrence of an Event of Default referred to in Section 8.1(i) and (ii), the Holder, by 10 Business Days’ notice in writing given to the Company (during which time, the Company may cure such Event of Default), may declare the entire principal amount then outstanding of, and accrued Interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest, or other formalities of any kind, all of which are expressly waived by the Borrower. Upon the occurrence of an Event of Default referred to in Section 8.1(iii), the principal amount then outstanding of, and the accrued Interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

Section 9.      Miscellaneous.

9.1 Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by e-mail or facsimile transmission as set forth on the signature page hereof, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number, e-mail address, or mailing address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 9.1. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or e-mail transmission, or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile number or e-mail address set forth on the signature page hereof or at address of the

Holder set forth in the introductory paragraph of this Note above. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or e-mail transmission at the facsimile number or e-mail address set forth on the signature page hereof prior to 5:30 p.m. (Utah time) on any date, (ii) the next

Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail transmission at the facsimile number or e-mail address set forth on the signature page hereof hereto on a day that is not a Business Day or later than 5:30 p.m. (Utah time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or

(iv) upon actual receipt by the party to whom such notice is required to be given.

9.2

Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued Interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

9.3

Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

9.4

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of this Note (whether brought against a party hereto or his or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the Salt Lake City, Utah (the “Utah Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Utah Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Utah Courts, or such Utah

Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

9.5

Waiver and Amendments. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the

Holder must be in writing. This Note may be modified or amended or the provisions hereof waived with the written consent of the Company and Holders of a majority in principal amount of the then outstanding Notes.

9.6 Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any Interest or other amount deemed Interest due hereunder violates the applicable law governing usury, the applicable rate of Interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or Interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

9.7 Next Business Day . Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

9.8 Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

10. Right of First Refusal. During the period from the date hereof until such time as this Note is repaid in full, the Company grants to the Holder the right of first refusal on any new extraordinary financing opportunities offered by the Company (“New Financing”). In such case, the Company will notify the Holder in writing of the proposed terms of any New Financing and the Holder will have three Business Days to accept the terms set forth in the notice. If the Holder does not reply within three Business Days from the notice, the Holder will be deemed to have waived his right to participate in the New Financing that was the subject of the notice.

(The remainder of this page is intentionally blank; the signature page follows.)

IN WITNESS WHEREOF, the Company and the Holder have executed this Note as of April 9, 2012.

THE COMPANY:	THE HOLDER:
GREEN POLKADOT BOX
INCORPORATED

By: /s/ Rod A. Smith	/s/ William Roberts
Rod A. Smith, President	WILLIAM ROBERTS
Fax Number:	Fax Number:
E-Mail Address:	E-Mail Address: